SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 1, 2000


                    FRANCHISE FINANCE CORPORATION OF AMERICA
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                     1-13116                  86-0736091
-------------------------------      -----------          ----------------------
(State or other jurisdiction of      (Commission              (IRS Employer
        incorporation)               File Number)         Identification Number)


                17207 NORTH PERIMETER DRIVE, SCOTTSDALE, AZ 85255
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (480) 585-4500


                                      NONE
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

ITEM 5. OTHER EVENTS.

     On January 1, 2000, Franchise Finance Corporation of America (the "Company"), entered into employment agreements (the "Employment Agreements") with five of its executive officers (the "Executives"). The Employment Agreements supersede and replace the Continuity Agreements between the Company and the Executives, dated as of May 12, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         Exhibit 10.1 Employment Agreement, dated as of January 1, 2000, between Franchise Finance Corporation of America and Morton H. Fleischer.

         Exhibit 10.2 Employment Agreement, dated as of January 1, 2000, between Franchise Finance Corporation of America and Christopher H. Volk.

         Exhibit 10.3 Employment Agreement, dated as of January 1, 2000, between Franchise Finance Corporation of America and John Barravecchia.

         Exhibit 10.4 Employment Agreement, dated as of January 1, 2000, between Franchise Finance Corporation of America and Stephen G. Schmitz.

         Exhibit 10.5 Employment Agreement, dated as of January 1, 2000, between Franchise Finance Corporation of America and Dennis L. Ruben.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRANCHISE FINANCE CORPORATION OF AMERICA

Date: January 13, 2000                  By: /s/ John Barravecchia
                                            ------------------------------------
                                            John Barravecchia, Executive Vice
                                            President, Chief Financial Officer,
                                            Treasurer and Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

Exhibit 10.1 Employment Agreement, dated as of January 1, 2000, between Franchise Finance Corporation of America and Morton H. Fleischer.

Exhibit 10.2 Employment Agreement, dated as of January 1, 2000, between Franchise Finance Corporation of America and Christopher H. Volk.

Exhibit 10.3 Employment Agreement, dated as of January 1, 2000, between Franchise Finance Corporation of America and John Barravecchia.

Exhibit 10.4 Employment Agreement, dated as of January 1, 2000, between Franchise Finance Corporation of America and Stephen G. Schmitz.

Exhibit 10.5 Employment Agreement, dated as of January 1, 2000, between Franchise Finance Corporation of America and Dennis L. Ruben.